Exhibit (8)(a)
--------------

Articles of Incorporation of AUSA Life Insurance Company, Inc.

                               STATE OF NEW YORK

                             INSURANCE DEPARTMENT

                                EDWARD J. MUHL
                          SUPERINTENDENT OF INSURANCE

It is hereby certified that the annexed copy of Declaration and Charter of Zurich Life Insurance Company, now known as AUSA LIFE INSURANCE COMPANY, INC., of Purchase, New York, as filed in this Department October 3, 1947, with Amendments to date, has been compared with the original on file in this Department and that it is a correct transcript therefrom and of the whole of said original.

In Witness Whereof, I have hereunto set my hand and affixed the official seal of this Department at the City of Albany, this 18th day of July,1995.


                                          Special [SIGNATURE APPEARS HERE]
                                          Deputy Superintendent of Insurance





[A SEAL APPEARS HERE]

                                 EXHIBIT (8)(a)

                          ARTICLES OF INCORPORATION OF
                        AUSA LIFE INSURANCE COMPANY, INC.

SHORT CERTIFICATE

                               STATE OF NEW YORK

                              INSURANCE DEPARTMENT

                                 EDWARD J. MUHL
                           SUPERINTENDENT OF INSURANCE


   It is hereby certified that the annexed copy of Certificate of Amendment of Certificate of Incorporation of AUSA LIFE INSURANCE COMPANY, INC., of New York, New York, to change the location of the principal office to Purchase, New York, as approved by this Department February 14, 1995 pursuant to
   Section 1206 of the New York Insurance Law,

   has been compared with the original on file in this Department and that it is a correct transcript therefrom and of the whole of said original.

                                In Witness Whereof, I have hereunto set my hand
        (SEAL) and affixed the official seal of this Department at the City of Albany, this 14th day of February, 1995.

                                          /s/ Robert A. Ginnelly
                                Special
                                Deputy Superintendent of Insurance

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                        AUSA LIFE INSURANCE COMPANY, INC.
               (Under Section 805 of the Business Corporation Law)

We, the undersigned, being the President and Secretary of AUSA LIFE INSURANCE COMPANY, INC., do hereby certify as follows:

     1. The name of the Corporation is AUSA LIFE INSURANCE COMPANY, INC. The Corporation was originally incorporated under the name of ZURICH LIFE INSURANCE COMPANY, and its name was thereafter changed to DREYFUS LIFE INSURANCE COMPANY, and then to AUSA LIFE INSURANCE COMPANY, INC., the Corporation's present name.

     2. The Certificate of Incorporation was filed in the Office of the Department of Insurance of the State of New York on the 3rd day of October, 1947.

     3. As authorized by Section 801(b) (3) of the Business Corporation Law, the Certificate of Incorporation is amended to change the location of the principal office of the corporation to Purchase, New York.

     4. To accomplish the foregoing, the first sentence of Article II of the Certificate of Incorporation is amended to read as follows:

     "The principal office of the Company is to be located in the Town of Purchase, County of Westchester, State of New York, and it shall have power to conduct its business wherever authorized by laws."

     5. The amendment to the Certificate of Amendment was authorized by resolution of the Board of Directors of the Corporation at a meeting held on December 6, 1994 and by Written Consent of the Sole Shareholder of the Corporation dated December 6, 1994.

IN WITNESS WHEREOF, we have made, subscribed and acknowledged this Certificate this 19th day of December, 1994.

                                       /s/ Tom Schlossberg
                                       ----------------------------------
                                       President

                                       /s/ Larry G. Brown
                                       ----------------------------------
                                       Secretary


                                  VERIFICATION

State of New York      )
                       )  ss:
County of Westchester  )


On the 19th day of December, 1994, before me personally came Tom Schlossberg and ______________ known to me to be the persons who executed the foregoing instrument, and they duly acknowledged before me that they executed the same.


                                       Catherine A. Mohr
                                       ----------------------------------
                                       Notary Public

                                       [NOTARIAL STAMP OF CATHERINE A. MOHR
                                        APPEARS HERE]

SHORT CERTIFICATE
                                STATE OF NEW YORK

                              INSURANCE DEPARTMENT

                              SALVATORE R. CURIALE
                           SUPERINTENDENT OF INSURANCE


It is hereby certified that the annexed copy of Certificate of Amendment of Certificate of Incorporation of DREYFUS LIFE INSURANCE COMPANY, of New York, New York, to change the name of the corporation to AUSA Life Insurance Company, Inc., as approved by this Department September 27, 1993 pursuant to Section 1206 of the New York Insurance Law, has been compared with the original on file in this Department and that it is a correct transcript therefrom and of the whole of said original.


                                   In Witness Whereof, I have hereunto set my
                                   hand and affixed the official seal of this
                                   Department at the City of Albany, this 10th
                                   day of November, 1993.
         [SEAL]
                                            /s/ James W. Clyne
                                   Deputy Superintendent of Insurance

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                         DREYFUS LIFE INSURANCE COMPANY
               (Under section 805 of the Business Corporation Law)

We, the undersigned, being the President and Secretary of DREYFUS LIFE INSURANCE COMPANY, do hereby certify as follows:

     1. The name of the Corporation is DREYFUS LIFE INSURANCE COMPANY. The Corporation was originally incorporated under the name of ZURICH LIFE INSURANCE COMPANY, and its name was thereafter changed to DREYFUS LIFE INSURANCE COMPANY, the Corporation's present name.

     2. The Certificate of Incorporation was filed in the Office of the Department of Insurance of the State of New York on the 3rd day of October, 1947.

     3. As authorized by Section 801(b) (1) of the Business Corporation Law, the Certificate of Incorporation is amended to change the name of the corporation to "AUSA Life Insurance Company, Inc.".

     4. To accomplish the foregoing, Article I of the Certificate of Incorporation is amended to read as follows:

       "The name of this Corporation is AUSA Life Insurance Company, Inc."

     5. The amendment to the Certificate of Amendment was authorized by unanimous Written Consent of the Board of Directors of the Corporation dated September 24 , 1993 and by Written consent of the Sole Shareholder of the Corporation dated September 24, 1993.

     IN WITNESS WHEREOF, we have made, subscribed and acknowledged this Certificate this 24th day of September, 1993.

                                       /s/ Tom Schlossberg
                                       --------------------------------------
                                       President

                                       /s/ Larry G. Brown
                                       --------------------------------------
                                       Secretary


                                  VERIFICATION
State of New York  )
                   )  ss:
County of Queens   )

On the 24th day of September, 1993, before me personally came Tom Schlossberg and Larry G. Brown known to me to be the persons who executed the foregoing instrument, and they duly acknowledged before me that they executed the same.



                                       /s/ Carole Anne Biumi
                                       --------------------------------------
                                       Notary Public

                                       [NOTARIAL STAMP OF CAROLE ANNE BIUMI
                                        APPEARS HERE]

SHORT CERTIFICATE

                                STATE OF NEW YORK

                              INSURANCE DEPARTMENT

                              SALVATORE R. CURIALE
                           SUPERINTENDENT OF INSURANCE


It is hereby certified that the annexed copy of Declaration and Charter of Zurich Life Insurance Company, now known as DREYFUS LIFE INSURANCE COMPANY, of New York, New York, as filed in this Department October 3, 1947, with Amendments to date, has been compared with the original on file in this Department and that it is a correct transcript therefrom and of the whole of said original.


                                        In Witness Whereof, I have hereunto set
         (SEAL) my hand and affixed the official seal of this Department at the City of Albany, this 14th day of September, 1993.

                                                 /s/ James W. Clyne
                                        Deputy Superintendent of Insurance

                                    Original
                     STATE OF NEW YORK INSURANCE DEPARTMENT

$  250.00                                         Albany, NY  August 11, 1989

RECEIVED from DREYFUS LIFE INSURANCE COMPANY
Two Hundred Fifty and 00/100 ---------------------------------------------------
------------------------------------------------------------------------Dollars,
in payment of tax provided by Section 180. Tax Law, as amended by Chapter 794, Laws of 1923.

One-twentieth of one per centum upon $ 500.00 of shares with par value . . . . . . . . $250.00
                                                                                       -------
Five cents per share upon _______ shares without par value . . . . . . . . . . . . . . $
                                                                                       -------
                                                                                       -------
                                         TOTAL . . . . . . . . . . . . . . . . . . . . $250.00
                                                                                       -------

                                         Superintendent of Insurance

                                         By  /s/ Robert A. Ginnelly
                                             -----------------------

                                         Special Deputy Superintendent
                                         of Insurance

                            [GRAPHIC APPEARS HERE]

                               STATE OF NEW YORK
                              INSURANCE DEPARTMENT
                              AGENCY BUILDING  ONE
                       THE GOVERNOR NELSON A. ROCKEFELLER
                               EMPIRE STATE PLAZA
                             ALBANY, NEW YORK 12257
James P. Corcoran
Superintendent of Insurance


The attached Certificate of Amendment of Certificate of Incorporation of DREYFUS LIFE INSURANCE COMPANY, of New York, New York, filed pursuant to Section 805 of the Business Corporation Law to effect the following:

     1. To increase the capital stock from $2,000,000 comprised of 20,000 shares with a par value of $100.00 per share to $2,500,000 comprised of 20,000 shares with a par value of $125.00 per share.

     2. To amend Article IV of the Certificate of Incorporation regarding the limiting of personal liability of directors.

IS HEREBY APPROVED pursuant to Section 1206 of the New York Insurance Law.

In Witness Whereof, I have hereunto set my hand and affixed the official seal of this Department at the City of Albany, this 11th day of August, 1989.


[A SEAL APPEARS HERE]
                                         JAMES P. CORCORAN
                                         Superintendent of Insurance


                                         By /s/ Robert A. Ginnelly

                                         Special Deputy Superintendent

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION
                         ----------------------------

                                      OF

                        DREYFUS LIFE INSURANCE COMPANY
                        ------------------------------

           (Pursuant to Section 805 of the Business Corporation Law)

     We, the undersigned, being the President and Secretary of DREYFUS LIFE INSURANCE COMPANY, do hereby certify as follows:

     1. The name of the Corporation is DREYFUS LIFE INSURANCE COMPANY. The Corporation was originally incorporated under the name of ZURICH LIFE INSURANCE COMPANY, and its name was thereafter changed to DREYFUS LIFE INSURANCE COMPANY, the Corporation's present name.

     2. The Certificate of Incorporation was filed in the Office of the Department of Insurance of the State of New York on the 3rd day of October, 1947.

     3. As authorized by Section 801(b) (9) of the Business Corporation Law, the Certificate of Incorporation is amended to increase the authorized capital from 20,000 shares, par value $100 each, to 20,000 shares, par value $125 each.

     4. To accomplish the foregoing, Article VIII of the Certificate of Incorporation is amended to read as follows:

               "The capital stock of the Company shall be two million five hundred thousand dollars ($2,500,000) divided into twenty thousand (20,000) shares of the par value of one hundred twenty-five dollars ($125) each."

     5. As authorized by Section 801(b) (14) of the Business Corporation Law, the Certificate of Incorporation is amended to add a provision limiting personal liability of directors of the corporation.

     6. To accomplish the foregoing, Article IV of the Certificate of Incorporation is amended to add a fifth paragraph thereto to read as follows:

               "No director shall be personally liable to the Corporation or any of its shareholders for damages for any breach of duty as a director; provided, however, that the foregoing provision shall not eliminate or limit (1) the liability of a director if a judgment or other final adjudication adverse to him or her establishes that his or her acts or omissions were in bad faith or involved intentional misconduct or any violation of the-Insurance Law or a knowing violation of any other law or that he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled; or (2) the liability of a director for any act or omission prior to the adoption of this amendment by the shareholders of the Corporation."

     7. The amendment to the Certificate of Amendment was authorized by vote of the holdings of a majority of the outstanding share of the Corporation at a meeting duly held on the 7th day of June 1989.

     IN WITNESS WHEREOF, we have made, subscribed and acknowledged this Certificate this 19th day of June, 1989.


                                                    /s/ Howard Stein
                                         ---------------------------------------
                                                        President


                                                   /s/ Mark N. Jacobs
                                         ---------------------------------------
                                                        Secretary

                                 VERIFICATION


State of New York  )
                   )  ss:
County of New York )


     Mark N. Jacobs, being first duly sworn deposes and says that he is
     --------------
Secretary of Dreyfus Life Insurance Company, that he has read the foregoing Certificate of Amendment and knows the contents thereof, and the statements contained therein are true.


                                         /s/ Mark N. Jacobs
                                         ---------------------------------------
                                         Mark N. Jacobs, Secretary



Sworn to before me
this day of June 19, 1989

/s/ Charles J. DeMarco
----------------------
       Notary

                                   [NOTARIAL STAMP OF CHARLES J. DEMARCO
                                             APPEARS HERE]
State of New York  )
                   )  ss:
County of New York )


     On the 19th of June, 1989, before me personally came Howard Stein and Mark
N. Jacobs known to me to be the persons who executed the foregoing instrument, and they duly acknowledged before me that they executed the same.


                                         /s/ Charles J. DeMarco
                                         ---------------------------------------
                                                     Notary Public

================================================================================
                                    Original
                     STATE OF NEW YORK INSURANCE DEPARTMENT
                                    ------
$ 450.00                                 Albany, NY  December 1, 1982
---------                                       --------------------------------
RECEIVED from ZURICH LIFE INSURANCE COMPANY
              ------------------------------------------------------------------
Four Hundred Fifty and 00/100 ------------------------------------------Dollars,
------------------------------------------------------------------------
in payment of tax provided by Section 180, Tax Law, as amended by Chapter 794, Laws of 1923.

One-twentieth of one per centum upon $ 900,000. of shares with par value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 450.00
                                                                        --------
Five cents per share upon _______ shares without par value . . . . . . $
                                                                        ========
                                         TOTAL . . . . . . . . . . . . $ 450.00
                                                                        --------

                                         Superintendent of Insurance

                                         By  /s/ James W. Clyne
                                           --------------------------------
================================================================================
                                         Deputy Superintendent of Insurance

                            [GRAPHIC APPEARS HERE]

                              STATE OF NEW YORK
                             INSURANCE DEPARTMENT

                             AGENCY BUILDING  ONE
                      THE GOVERNOR NELSON A. ROCKEFELLER
                              EMPIRE STATE PLAZA
                            ALBANY, NEW YORK 12257

ALBERT S. LEWIS
Superintendent of Insurance



     The attached Certificate of Amendment of the Charter of ZURICH LIFE INSURANCE COMPANY, of New York, New York, to effect the following:


         1. To increase the capital stock from $1,100,000 comprised of 11,000 shares with a par value of $100.00 per share to $2,000,000 comprised of 20,000 shares with a par value of $100.00 per share.

         2. To change the name of the Company from ZURICH LIFE INSURANCE COMPANY to DREYFUS LIFE INSURANCE COMPANY.


     IS HEREBY APPROVED pursuant to Section 53 of the New York Insurance Law.

                                         IN WITNESS WHEREOF, I have hereunto set
                                         my hand and affixed the official seal
                                         of this Department at the City of
                                         Albany, New York, this 1st day of
                                         December, 1982.


                                         ALBERT B. LEWIS
                                         Superintendent of Insurance

               (SEAL)
                                         By /s/ James W. Clyne
                                         Deputy Superintendent

                    CERTIFICATE OF AMENDMENT OF THE CHARTER

                                       of

                         ZURICH LIFE INSURANCE COMPANY

                                  pursuant to

                       Section 53 of the Insurance Law of

                             the State of New York

         We, the undersigned, HOWARD STEIN and MARK JACOBS, being the President and the Secretary respectively of ZURICH LIFE INSURANCE COMPANY (hereinafter sometimes called "the Company"), for the purpose of amending certain provisions of the Charter of the Company pursuant to Section 53 of the Insurance Law of the State of New York, do hereby make, subscribe and acknowledge this certificate and do hereby certify as follows:

         1. That the Charter of the Company was filed in the office of the Insurance Department of the State of New York on October 3, 1947.

         2. That the Company has an authorized capital of one million one hundred thousand dollars ($1,100,000.00) divided into eleven thousand (11,000) shares of the par value of one hundred dollars ($100.00) each.

         3. That Article I of the Charter of the Company is hereby amended to read as follows:

              "ARTICLE I.

              "The name of this company is:

              DREYFUS LIFE INSURANCE COMPANY."

         4. That ARTICLE VIII of the Charter of the Company is hereby amended to read as follows:

              "ARTICLE VIII.

              "The capital stock of the company shall be two million dollars ($2,000,000.00) divided into twenty thousand (20,000) shares of the par value of one hundred dollars ($100.00) each."

         5. This certificate (a) has been approved by the Board of Directors of the Company at a meeting thereof duly held at 767 Fifth Avenue, New York, N.Y., on November 30, 1982, at which a quorum was present and voted, and (b) has been consented to by the holder of all of the outstanding shares of capital stock of the Company on November 30, 1982.

     IN WITNESS WHEREOF, we have made, subscribed and acknowledged this certificate this 30th day of November, 1982.


                                         /s/ Howard Stein
                                         ---------------------------------------
                                         Howard Stein President

(Corporate Seal)

                                         /s/ Mark Jacobs
                                         ---------------------------------------
                                         Mark Jacobs Secretary





STATE OF NEW YORK  )
                   ) ss:
COUNTY OF NEW YORK )

     On this 30th day of November, 1982, before me personally came HOWARD STEIN and MARK JACOBS, to me known and known to me to be the individuals described in and who executed the foregoing certificate, and they severally and duly acknowledged to me that they have been duly authorized to execute, and have executed, the same.



(Notarial Seal)                          /s/ Ann M. Ippolito
                                         ---------------------------------------
                                         Notary Public


                                                         (SEAL)

                            [GRAPHIC APPEARS HERE]

                               STATE OF NEW YORK
                              INSURANCE DEPARTMENT

                              AGENCY BUILDING ONE
                       THE GOVERNOR NELSON A. ROCKEFELLER
                               EMPIRE STATE PLAZA
                             ALBANY, NEW YORK 12257

ALBERT B. LEWIS
Superintendent of Insurance


     The attached Certificate of Amendment of the Certificate of Incorporation of ZURICH LIFE INSURANCE COMPANY, of New York, New York, filed pursuant to
Section 805 of the Business Corporation Law to effect the following:

         To amend Article IV by replacing paragraph 1 regarding the number of directors.

     IS HEREBY APPROVED August 28, 1980 pursuant to Section 53 of the New York Insurance Law.

                                         IN WITNESS WHEREOF, I have hereunto set
                                         my hand and affixed the official seal
                                         of this Department at the City of
                                         Albany, New York, this 28th day of
                                         August, 1980.


                                         ALBERT B. LEWIS
                                         Superintendent of Insurance
           (SEAL)
                                         By
                                            /s/ Robert A. Ginnelly
                                         Special Deputy Superintendent

                            CERTIFICATE OF AMENDMENT

                                       OF

                      THE CERTIFICATE OF INCORPORATION OF

                         ZURICH LIFE INSURANCE COMPANY
                         -----------------------------

               UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW


         THE UNDERSIGNED, being the holder of record of all of the outstanding shares of Zurich Life Insurance Company entitled to vote with relation to the proceedings provided for in this certificate, hereby certifies:

         1.   The name of the corporation is Zurich Life Insurance Company.

         2. The Certificate of Incorporation of said corporation was filed with the office of the Superintendent of Insurance on the 3rd day of October, 1947.

         3. The Certificate of Incorporation is amended to authorize the board of directors to fix from time to time the number of directors of the company.

         4. Article IV of the Certificate of Incorporation is amended by replacing paragraph 1 of such Article and substituting therefor the following:

         "The corporate powers of the company shall be exercised by a board of directors, and through such officers and agents as said board shall empower. The number of directors of the company may be fixed from time to time by the directors in accordance with the ByLaws, but at no time shall the number of directors be less than thirteen nor more than twenty one. At all times a majority of the directors shall be citizens and residents of the State of New York, or of adjoining states, and not less than three of such directors shall be residents of the State of New York. Each director shall be at least eighteen years of age. The directors shall not be required to own any shares of stock in the company."

         5. The above amendment was authorized by unanimous written consent setting forth the action taken, signed by the holder of all outstanding shares entitled to vote thereon.

         IN WITNESS WHEREOF, we have signed this certificate on the 13 day of August, 1980 and we affirm the statements contained therein as true under penalties of perjury.

                              BANKERS TRUST COMPANY
                              Trustee under a Deed of Trust for the time being in the United States of America of Zurich Insurance Company

                              By  /S/ James F. Barrett
                                  ----------------------------------------------
                              James F. Barrett, Assistant Vice President

STATE OF ILLINOIS   )
                    )    ss:
COUNTY OF COOK      )


          C. M. George,  being duly sworn, deposes and says:
          That he is the Secretary of Zurich Life Insurance Company and that the persons who have executed the foregoing certificate in person or by proxy constitute the holders of record of all of the outstanding shares of the-corporation entitled to vote with relation to the proceedings provided for in the certificate.


Subscribed and sworn to
before me this 13th day
of August, 1980.                             /s/ C.M.George
                                           --------------------------

            /s/ Verda Wille
---------------------------------------
             Notary Public
My Commision Expires September 16, 1982

================================================================================
                                    Original
                     STATE OF NEW YORK INSURANCE DEPARTMENT
                                   ----------

$  200.00                                Albany, September 13, 1972
----------                                      ---------------------
RECEIVED from ZURICH LIFE INSURANCE COMPANY
             -------------------------------------------------------------------
Two Hundred - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
________________________________________________________________________Dollars,

in payment of tax provided by Section 180, Tax Law, as amended by Chapter 794, Laws of 1923.

One-twentieth of one per centum upon $ 400.00 of shares with par value . . . . . . . . . . . . . $   200.00
                                      -------                                                    ------------
Five cents per share upon        shares without par value    . . . . . . . . . . . . . . . . . . $
                          -------                                                                ============
                                                                     Total . . . . . . . . . . . $   200.00
                                                                                                 ------------

                                                                     BENJAMIN R. SCHENCK
                                                                     Superintendent of Insurance

                                                                 By  /s/ Robert J. Bertrand
                                                                   -----------------------------
=================================================================================================================
                            Robert J. Bertrand, Deputy Superintendent of Insurance

                            [GRAPHIC APPEARS HERE]


                               STATE OF NEW YORK
                              INSURANCE DEPARTMENT
                                324 STATE STREET
                                  ALBANY 12210
BENJAMIN R. SCHENCK
Superintendent of Insurance

           The attached Certificate of Amendment of Charter of ZURICH LIFE INSURANCE COMPANY, of New York, New York to effect the following:

                       To increase authorized capital from $700,000 comprised of 7,000 shares with par value of $100 per share to $1,100,000 comprised of 11,000 shares with par value of $100 per share ,

           IS HEREBY APPROVED September 13, 1972 pursuant to Section 53 of the New York Insurance Law.

                                   IN WITNESS WHEREOF, I have hereunto set my

                                   hand and affixed the official seal of this

                                   Department at the City of Albany, New York,

                                   this 13th day of September, 1972.


                                         BENJAMIN R. SCHENCK
                                     Superintendent of Insurance
               (SEAL)
                                     By  /s/ Robert J. Bertrand

                                         Robert J. Bertrand
                                         Deputy Superintendent

                      CERTIFICATE OF AMENDMENT OF CHARTER
                                       OF
                         ZURICH LIFE INSURANCE COMPANY

               Under Section 805 of the Business Corporation Law

           THE UNDERSIGNED, being the holder of record of all of the outstanding shares of Zurich Life Insurance Company entitled to vote with relation to the proceedings provided for in this certificate, hereby certifies:

           1.   The name  of the corporation is Zurich Life Insurance Company.

           2. The charter of said life insurance company was filed with the Insurance Department of the State of New York on the 3rd day of October, 1947.

           3. (a) The purpose of this certificate of amendment is to increase the authorized capital stock of the company from seven hundred thousand dollars ($700,000.00) to one million one hundred thousand dollars ($1,100,000.00).

                (b) To effect the foregoing, ARTICLE VIII of the charter is hereby amended so that it -shall now read as follows:

                                 "ARTICLE VIII.

                The capital stock of the company shall be one million one hundred thousand dollars ($1,100,000.00) divided into eleven thousand (11,000) shares of the par value of one hundred dollars ($100.00) each."

           4. This amendment of the charter is being authorized by the execution of this certificate by the holder of record of all the outstanding shares of Zurich Life Insurance Company.

           IN WITNESS WHEREOF, the undersigned has made, subscribed and acknowledged this certificate this 11th day of August, 1972.


                                         BANKERS TRUST COMPANY,
                                         Trustee under a deed of trust for the
                                         time being in the United States of
                                         America of Zurich Insurance Company

                                         By    [SIGNATURE APPEARS HERE]
                                            ------------------------------

STATE OF NEW YORK   )
                    )    ss:
COUNTY OF NEW YORK  )

       On this 11th day of August, 1972, before me personally came GEORGE E. MAIER, to me known, who, being by me duly sworn, did depose and say that he resides at 2018 Hoyt Avenue, Fort Lee, New Jersey; that he is Vice President of BANKERS TRUST COMPANY, the corporation described in and which executed the above instrument that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by older of the board of directors of said corporation; and that he signed his name thereto by like order.

                                                /s/ Lyle Temple
                                       --------------------------------
                                                 Notary Public

                                         [NOTARIAL STAMP OF LYLE TEMPLE
                                          APPEARS HERE]

STATE OF NEW YORK   )
                    )    ss:
COUNTY OF NEW YORK  )

       THOMAS PARSONS III, being duly sworn, deposes and says that he is the Secretary of Zurich Life Insurance Company; and that BANKERS TRUST COMPANY, which executed the foregoing certificate, constitutes the holder of record of all of the outstanding shares of the corporation entitled to vote with relation to the proceedings provided for in the certificate.

                                            /s/ Thomas Parsons III
                                       --------------------------------
                                               Thomas Parsons III


Sworn to before me this 14th day of August, 1972.

   /s/ Ruth Stark
---------------------
    Notary Public

[NOTARIAL STAMP OF Ruth Stark
 APPEARS HERE]

                      CERTIFICATE OF AMENDMENT OF CHARTER

                                       OF

                         ZURICH LIFE INSURANCE COMPANY

          Pursuant to Section Thirty-Six of the Stock Corporation Law.

THE UNDERSIGNED, being the holder of record of all of the outstanding shares of Zurich Life Insurance Company entitled

                               STATE OF NEW YORK
                              INSURANCE DEPARTMENT
                                324 STATE STREET
                                   ALBANY- 10
[GRAPHIC APPEARS HERE]


                      CERTIFICATE OF AMENDMENT OF CHARTER

                                       of

                         ZURICH LIFE INSURANCE COMPANY

                               of New York, N. Y.

                APPROVED June 22, 1959 pursuant to Section 38 of
                           the Stock Corporation Law.


                                 THOMAS THACHER
                          Superintendent of Insurance

                             By  /s/ John F. Joyce
                          Acting Deputy Superintendent

                      CERTIFICATE OF AMENDMENT OF CHARTER

                                       OF

                         ZURICH LIFE INSURANCE COMPANY

                        Pursuant to Section Thirty-Six
                        of the Stock Corporation Law.

      THE UNDERSIGNED, being the holder of record of all. of the outstanding shares of Zurich Life Insurance Company entitled to vote with relation to the proceedings provided for in this certificate, hereby certifies:

      1.  The name of the corporation is Zurich Life Insurance Company.

      2. The Charter of said life insurance company was filed with the Insurance Department of the State of New York on the 3rd day of October, 1947.

      3. The purpose of this certificate of amendment is to conform paragraph 3(a) of Article 3 of the Charter to the provisions of subparagraph 3(a) of
Section 46 of the Insurance Law, as amended, and to add to the Charter a provision authorizing the company to transact the kind of insurance provided for in subparagraph 3(b) of said Section 46.

      4. Article 3 of the Charter is hereby amended by adding to paragraph 3(a) thereof the words "including insurance providing disability benefits pursuant to article nine of the workmens compensation law" so as to conform said paragraph to section 46 (3) (a) of the Insurance Law as amended, and by adding thereto a further provision which shall be paragraph 3(b) of said Article, and said Article shall now read as follows:

                                   "ARTICLE 3

     The company is authorized to transact the kinds of insurance specified in paragraphs 1, 2 and 3 of Section 46 of the Insurance Law, as follows:

           1. "Life insurance," meaning every insurance upon the lives of human beings and every insurance appertaining thereto. The business of life insurance shall be deemed to include the granting of endowment benefits; additional benefits in the event of death by accident or accidental means; additional benefits operating to safeguard the contract from lapse, or. to provide a special surrender value, in the event of total and permanent disability of the insured,, and optional modes of settlement of proceeds;

           2. "Annuities," meaning all agreements to make periodical payments where the making or continuance of all or of some of a series of such payments, or the amount of any such payment, is dependent upon the continuance of human life, except payments made under the authority of the previous paragraph;

           3. "Accident and health insurance," meaning (a) insurance against death or personal injury by accident or by any specified kind or kinds of accident and insurance against sickness, ailment or bodily injury, including insurance providing disability benefits pursuant to article nine of the workmen's compensation law, except as specified in subparagraph (b) following; and

           (b) non-cancelable disability insurance, meaning insurance against disability resulting from sickness, ailment or bodily injury, (but not including insurance Solely against accidental injury) under any contract which does not give the insurer the option to cancel otherwise terminate the contract at or after one year from its effective date or renewal date.

     IN WITNESS WHEREOF, the undersigned has made, subscribed and acknowledged this certificate this 15th day of June, 1959.

                                         BANKERS TRUST COMPANY,
                                         Trustee under a deed of trust
                                         for the time being in the
                                         United States of America of
                                         Zurich Insurance Company


                                         By /s/ J.C. Kennedy
                                           ----------------------------
                                           J.C. Kennedy
                                           Vice President

STATE OF NEW YORK  )
                   ) ss:
COUNTY OF NEW YORK )

        On this 15th day of June, 1959, before me personally came J. C. Kennedy to me known, who, being by me duly sworn, did depose and say: That he resides in 73 Gates Avenue, Montclair, New Jersey; that he is the Vice President of BANKERS TRUST COMPANY, the corporation described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

                                         /s/ Aloyse A. Stephens
                                         ----------------------
                                              Notary Public

                                                 (SEAL)

STATE OF NEW YORK  )
                   ) SS:
COUNTY OF NEW YORK )

      THOMAS PARSONS III being duly sworn, deposes and says that he is the Secretary of Zurich Life Insurance Company; and that BANKERS TRUST COMPANY, which executed the foregoing certificate, constitutes the holder of record of all of the outstanding shares of the corporation entitled to vote with relation to the proceedings provided for in the certificate.

Sworn to before me this                 /S/ Thomas Parsons III
15th day of June, 1959.                 ----------------------


/s/ Leopold Miscione

       (SEAL)

                            [GRAPHIC APPEARS HERE]

                              STATE OF NEW YORK
                              DEPARTMENT OF LAW
                                    ALBANY


NATHANIEL L. GOLDSTEIN
ATTORNEY GENERAL
                                       October 2, 1947

     I, NATHANIEL L. GOLDSTEIN, Attorney General of the State of New York, do hereby certify that I have examined the annexed proposed Declaration and Charter of the ZURICH LIFE INSURANCE COMPANY, of New York, N.Y., organized pursuant to the Provisions of the Insurance Law of the State of New York, for the purpose of transacting the kinds of insurance business authorized by Paragraphs 1, 2 and 3(a) of Section 46, and also reinsurances as specified in Section 60, of the Insurance Law, together with proof of publication of notice of intention to form such corporation, and I am of the opinion that the instruments submitted conform to the Insurance Law of the State of New York.

                                         IN WITNESS WHEREOF, I have hereunto set
                                         my hand and affixed the official seal
                                         of my office the day and year first
                                         above written.

                                         NATHANIEL L. GOLDSTEIN,
                                         Attorney General
                    (SEAL)
                                         [SIGNATURE APPEARS HERE]
                                         --------------------------
                                         Solicitor General

     STATE OF NEW YORK      )
                            ) ss:
City and County of New York )



   JOHN E. TITTMANN of the City of New York, being duly sworn, says that he is the Principal Clerk of the Publisher of

                            The Journal of Commerce
                                AND COMMERCIAL

a daily newspaper printed and published in the City of New York, and that the Notice, of which the annexed is a printed copy, has been regularly published in the said

                            The Journal of Commerce
                                 AND COMMERCIAL


 ....................6......... times as follows: ...............................

                Sept  10 - 12 - 17 - 19 - 24 - 26           1947
 ................................................................................


                                                John  E. Tittmann
                                               ...................


Sworn to before me this... 26th...day

        of... September,.. 1947.


                                        Dorothy V. Frese
        ........................................................
                                                   Notary Public

                                                       (SEAL)


--------------------------------------------------------------------------------
                               NOTICE OF INTENTION
  NOTICE HEREBY IS GIVEN that the undersigned, all of whom are natural persons of full age and at least a majority of whom are citizens and residents of the State of New York or of adjoining States and not less than three of whom are residents of the State of New York, intend to form a stock corporation pursuant to the provisions of the Insurance Law of the State of New York, for the purpose of transacting a life insurance business as specified in paragraphs 1, 2 and 3(a) of Section Forty-Six, and also reinsurances as specified in Section Sixty of such law, with the name of ZURICH LIFE INSURANCE COMPANY, whose principal office is to be located in the City and County of New York, and whose proposed initial capital is Seven Hundred Thousand Dollars ($700,000).
Dated, New York, N.Y., September 8, 1947.

                Name                                    Address
Caryl A. Barnett                       266 Main Street, East Rockaway, New York
Robert V. Branion                      13 Collinwood Road, Maplewood, New Jersey
John S. Breckinridge                   11 Iden Avenue, Larchmont, New York
Alfred W. Andrews                      94 Edgewood Ave., Larchmont, New York
Arthur W. Collins                      734 Clinton Place, Evanston, Illinois
Samuel Sloan Duryee                    333 East 68th Street, New York, New York
Harry H. Fuller                        1400 Lake Shore Drive, Chicago, Illinois
William H. Hotenkins                   60 Lake Road, Rye, New York
George N. Lindsay                      Oyster Bay, Long Island, New York
William G. Minner                      Roundhill Road, Greenwich, Connecticut
Neville Pilling                        2123 Central Park, Evanston, Illinois
Rolin E. Talbert                       180 Sherman Avenue, Teaneck, New Jersey
Walter Reid Wolf                       Millbrook, New York
--------------------------------------------------------------------------------

================================================================================
                                    Original
                     STATE OF NEW YORK INSURANCE DEPARTMENT
                                    ------
$ 350.00                                 Albany, October 3, 1947
--------                                         -------------------------------
RECEIVED from-----------ZURICH LIFE INSURANCE COMPANY---------------------------
             -------------------------------------------------------------------
-------------------------Three Hundred  Fifty Dollars-------------------Dollars,
in payment of tax provided by Section 180, Tax Law, as amended by Chapter 794, Laws of 1923.

One-twentieth of one per centum upon $700.00 of shares with par value....$350.00
                                     -------                             -------

Five cents per share upon _______ shares without par value................$_____

                                         TOTAL...........................$350.00
                                                                         -------

                                                ROBERT E DINEEN
                                         Superintendent of Insurance

                                         By  Raymond Harris
                                           -------------------------------------
                                             Deputy Superintendent
================================================================================

                            DECLARATION AND CHARTER

                                      of

                         ZURICH LIFE INSURANCE COMPANY

                                  ----------

                                 DECLARATION.

        We the undersigned, all of whom are natural persons of full age, and at least a majority of whom are citizens and residents of the State of New York or of adjoining States, and not less than three of whom are residents of the State of New York, hereby declare our intention to form a stock corporation, pursuant to the provisions of the Insurance Law of the State of New York, for the purpose of transacting a life insurance business as specified in paragraphs 1, 2 and 3
(a) of Section 46 of such law, and do hereby make, sign, acknowledge and file this Declaration for that purpose and adopt the following as our Charter:

                                    CHARTER.

                                   Article 1.
                                   ---------

        The name of this Company is:

                                ZURICH LIFE INSURANCE COMPANY.

                                  Article 2.
                                  ----------

        The principal office of the company is to be located in the City, County and State of New York, and it shall have power to conduct its business wherever authorized by law. The company may establish other offices, agencies or branches outside the State of New York and in any part of the world.

                                  Article 3.
                                  ---------
        The company is authorized to transact the kinds of insurance specified in paragraphs 1, 2 and 3 (a) of Section 46 of the Insurance Law, as follows:


   1. "Life insurance," meaning every insurance upon the lives of human beings and every insurance appertaining thereto. The business of life insurance shall be deemed to include the granting of endowment benefits; additional benefits in the event of death by accident or accidental means; additional benefits operating to safeguard the contract from lapse, or to provide a special surrender value, in the event of total and permanent disability of special surrender value the insured; and optional modes of settlement of proceeds;

   2. "Annuities," meaning all agreements to make periodical payments where the making or continuance of all or of some of a series of such payments, or the amount of any such payment, is dependent upon the continuance of human life, except payments made under the authority of the previous paragraph;

   3. "Accident and health insurance," meaning insurance against death or personal injury by accident or by any specified kind or kinds of accident and insurance against sickness, ailment or bodily injury; except as specified in sub-paragraph (b) of paragraph 3 of Section 46 of the Insurance Law;

   As well as to effect reinsurance of all risks taken by it and to assume reinsurance of similar risks taken by other insurers and reinsurers;

   And to transact such other insurance or other business as a stock life insurance company now is or hereafter may be permitted to transact under the Insurance Law and for which the company shall have the required capital and surplus.

                                  Article 4.
                                  ----------

        The corporate powers of the company shall be exercised by a board of directors, consisting of thirteen (13) persons, a majority of whom shall be citizens and residents of the State of New York or of adjoining States, and not less than three (3) of whom shall be residents of the State of Now York. number of directors shall in no case be less than thirteen. The directors: not be required to own any share of stock in the company.

        The directors shall be elected at the annual meeting of the stockholders. The directors shall hold office for one year and until their successors are elected, and any vacancy in the board of directors, due to death, resignation, removal or otherwise, shall be filled by a new incumbent elected for the balance of the unexpired term of the outgoing director by the remaining members of the board at any regular or special meeting, and any person so elected shall serve until his successor has been elected at the next annual meeting of the stockholders. If because of such vacancy or vacancies in the board of directors the number of directors shall be less than thirteen, the company shall not for that reason be dissolved, but the vacancy or vacancies shall be filled as herein provided. The stockholders, by a majority vote at any meeting, may remove any directors.

     The officers of the company shall be elected at a meeting of the directors held immediately after the annual meeting of stockholders. Any vacancy may be filled and additional officers may be elected or appointed at any meeting of the directors.

     The board of directors shall have power to make such by-laws not inconsistent with the Constitution or laws of the state of New York or of the United States or with this Charter, as may be necessary for the management of the company's property, the government of its officers, the regulation and conduct of its affairs and the transfer of its capital stock, and shall have power to alter, amend, suspend or add to the same.

                                  Article   5.
                                  ------------

     There shall be an annual meeting of the stockholders of the company on the fourth Tuesday in the month of March of each year, or on such other day as the directors may by resolution or by-law prescribe. Should the day designated fall upon a legal holiday, then such annual meeting shall be held on the next full business day following. At such annual meeting there shall be elected a full board of directors. Each election of directors shall be by ballots and a plurality of votes shall elect. At all stockholders' meetings, each stockholder shall be entitled to one vote, either in person or by proxy, for each share of stock owned by him and standing in his name on the books of the company not less than thirty (30) days immediately preceding such meeting.

                                   Article 6.
                                   ----------

The following directors shall hold office until the first annual meeting of the stockholders:

C. A. Barnett,                          266 Main Street, East Rockaway, New York
John S. Breckinridge,                   11 Iden Avenue, Larchmont, New York
Lawrence M.  Cathles,                   12 Fenimore Road, Scarsdale, New York
Arthur W. Collins,                      734 Clinton Place, Evanston, Illinois
Samuel S. Duryee,                       333 East 68th Street, New York, New York
Harry H. Fuller,                        1400 Lake Shore Drive, Chicago, Illinois
William H. Hotchkiss,                   60 Lake Road, Rye, New York

George N. Lindsay,                        Oyster Bay, Long Island, New York
William G. Minner,                        Roundhill Road, Greenwich, Connecticut
Robert M. Naef,                           Zurich, Switzerland
Neville Pilling,                          2123 Central Park, Evanston, Illinois
William Schweizer,                        Zurich, Switzerland
Walter Reid Wolf,                         Millbrook, New York


                                   Article 7.
                                   ----------

        The fiscal year of the company shall begin on the first day of January and shall terminate on the thirty-first day of December in each year.

                                   Article 8.
                                   ----------

        The capital stock of the company shall be seven hundred thousand dollars ($700,000.00) divided into seven thousand (7,000) shares of the par value of one hundred dollars ($100.00) each.

                                   Article 9.
                                   ----------

        The duration of the company shall be perpetual.

                             IN WITNESS WHEREOF, we have hereunto set our hands

                                and seals this 11th day of September, 1947.
                                              ------      ----------

                             Caryl A. Barnett
                             --------------------------------------(L.S.)
                             Robert V. Branion
                             --------------------------------------(L.S.)
                             John S. Breckinridge
                             --------------------------------------(L.S.)
                             Alfred W. Andrews
                             --------------------------------------(L.S.)
                             Arthur W. Collins
                             --------------------------------------(L.S.)
                             Samuel Sloan Duryee
                             --------------------------------------(L.S.)
                             Harry H. Fuller
                             --------------------------------------(L.S.)
                             William H. Hotenkins
                             --------------------------------------(L.S.)
                             George N. Lindsay
                             --------------------------------------(L.S.)
                             William G. Minner
                             --------------------------------------(L.S.)
                             Neville Pilling
                             --------------------------------------(L.S.)
                             Rolin E. Talbert
                             --------------------------------------(L.S.)
                             Walter Reid Wolf
                             --------------------------------------(L.S.)

STATE OF ILLINOIS :

COUNTY OF COOK    : SS:

CITY OF CHICAGO   :

     On this 11th day of September, 1947, before me personally came Arthur W.
            ------       ---------
Collins, Neville, Pilling and Harry II. Fuller, to me known and known to me to be the individuals described in and who executed the foregoing instruments and they severally duly acknowledged to me that they had executed the same.

                                              [SIGNATURE APPEARS HERE]
                                         -----------------------------------
                                         My Commission expires March 14, 1948

STATE OF NEW YORK            :
                             : SS:
CITY AND COUNTY OF NEW YORK  :

        On this 15th day of September, 1947, before me personally came
               ------      ------------
Walter Reid Wolf, Samuel S. Duryee, William H. Hotchkiss, John S. Breckinridge
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

to me known and known to me to be the individuals described in and who executed the foregoing instruments and they severally duly acknowledged to me that they had executed the same.

                                          /s/ Geo S. Allen
                                         ---------------------------------------

                                                           (SEAL)


STATE OF NEW YORK            :
                             : SS:
CITY AND COUNTY OF NEW YORK  :

On this 16th day of September 1947, before me personally came Caryl A. Barnett,
       ------      -----------                                ------------------
William G. Minner, Alfred W. Andrews, Rollin E. Talbert, Robert V. Branion
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
to me known and known to me to be the individuals described in and who executed the foregoing instrument, and they severally duly acknowledged to me that they had executed the same.

                                          /s/ Geo S. Allen
                                         ---------------------------------------

                                                 (SEAL)

STATE OF NEW YORK  :
        ----------
                   : SS:
COUNTY OF NEW YORK :
         ----------

On this 18th day of September, 1947, before me personally came George N. Lindsay
       ------       ---------                                  -----------------
to me known and known to me to be the individual described in and who executed the foregoing instrument, and he duly acknowledged to me that he had executed the same.

                                     /s/ Geo S. Allen
                                    --------------------------------------------
                                            (SEAL)

STATE OF           :
        ----------
                   : SS:
COUNTY OF          :
         ----------

On this      day of          , 1947, before me personally came
       ------       ---------                                  -----------------
to me known and known to me to be the individual described in and who executed the foregoing instrument, and he duly acknowledged to me that he had executed the same.

                                    --------------------------------------------
                                            (SEAL)

STATE OF           :
        ----------
                   : SS:
COUNTY OF          :
         ----------

On this      day of          , 1947, before me personally came
       ------       ---------                                  -----------------
to me known and known to me to be the individual described in and who executed the foregoing instrument, and he duly acknowledged to me that he had executed the same.

                                    --------------------------------------------
                                            (SEAL)

                               NOTICE OF INTENTION

                                    ------

NOTICE HEREBY IS GIVEN that the undersigned, all of whom are natural persons of full age and at least a majority of whom are citizens and residents of the State of New York or of adjoining States and not less than three of whom are residents of the State of New York, intend to form a stock corporation pursuant to the provisions of the Insurance Law of the State of New York, for the purpose of transacting a life insurance business as specified in paragraphs 1, 2 and 3(a) of Section Forty-Six, and also reinsurances as specified in Section Sixty of such law, with the name of ZURICH LIFE INSURANCE COMPANY, whose principal office is to be located in the City and County of New York, and whose proposed initial capital is Seven Hundred Thousand Dollars ($700,000).

        Dated, New York, N.Y., September 8, 1947.


Caryl A. Barnett             266 Main Street, East Rockaway, New York
---------------------------  --------------------------------------------------

Robert V. Branion            13 Collinwood Road, Maplewood, New Jersey
----------------------       --------------------------------------------------

John S. Breckinridge         11 Iden Avenue, Larchmont, New York
----------------------       --------------------------------------------------

Alfred W. Andrews            94 Edgewood Ave., Larchmont, New York
----------------------       --------------------------------------------------

Arthur W. Collins            734 Clinton Place, Evanston, Illinois
----------------------       --------------------------------------------------

Samuel Sloan Duryee          333 East 68th Street, New York, New York
----------------------       --------------------------------------------------

Harry H. Fuller              1400 Lake Shore Drive, Chicago, Illinois
----------------------       --------------------------------------------------

William H. Hotenkins         60 Lake Road, Rye, New York
----------------------       --------------------------------------------------

George N. Lindsay            Oyster Bay, Long Island, New York
----------------------       --------------------------------------------------

William G. Minner            Roundhill Road, Greenwich, Connecticut
----------------------       --------------------------------------------------

Neville Pilling              2123 Central Park, Evanston, Illinois
----------------------       --------------------------------------------------

Rolin E. Talbert             180 Sherman Avenue, Teaneck, New Jersey
----------------------       --------------------------------------------------

Walter Reid Wolf             Millbrook, New York
----------------------       --------------------------------------------------